UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

AYTU BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⮽	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AYTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of stockholders for Aytu BioPharma, Inc. (the “Company”) was held on May 21, 2021. Of the 23,473,380 shares outstanding on the record date for the meeting, a total of 14,411,832 shares were present or represented at the meeting. The matters voted on and the results of the votes are as follows:

1.	Our stockholders elected six members to our board of directors as follows:

Members	Number of Votes Cast For	Number of Votes Cast Against	Number of Votes Withheld	Number of Broker Non-Votes
Joshua R. Disbrow	7,730,778	–	584,598	6,096,456
Gary V. Cantrell	5,696,491	–	2,618,885	6,096,456
Carl C. Dockery	5,360,221	–	2,955,155	6,096,456
John A. Donofrio, Jr.	5,692,511	–	2,622,865	6,096,456
Michael E. Macaluso	5,653,436	–	2,661,940	6,096,456
Steve Boyd	7,663,881	–	651,495	6,096,456

2.

The ratification of the appointment of Plante & Moran, PLLC as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2021 was approved with 13,723,181 votes in favor, 260,817 votes against and 427,834 abstentions.

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2021, Beth Hecht and Gerald McLaughlin resigned as members of the board of directors of the Company based on a disagreement with the Company regarding governance matters related the Company’s April 16, 2021 equity grants. Beth Hecht and Gerald McLaughlin did not serve on any committees of the Company’s board of directors. For more information see the resignation letter filed as Exhibit 17.1 to this Current Report on Form 8-K (the “Resignation Letter”), which is incorporated herein by reference. The Company and its board of directors acknowledge receipt of the Resignation Letter and respectfully disagree that the equity grants raise any governance issues.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits.
17.1	Letter, dated May 17, 2021, from Beth Hecht and Gerald McLaughlin to the Company’s board of directors,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOPHARMA, INC.

Date:	May 21, 2021	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow
Chief Executive Officer